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                                                      EXHIBIT 23.1



                      CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement of Akorn, Inc. on Form S-1 of our report dated February 25, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Consolidation Financial Data" and "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
July 28, 1998